Exhibit 99.2

SCHNEIDER WALLACE COTTRELL

KONECKY WOTKYNS LLP

Michael C. McKay, SBN 023354

mmckay@schneiderwallace.com

8501 North Scottsdale Road, Suite 270

Scottsdale, Arizona 85253

Telephone: (480) 428-0145

Facsimile: (866) 505-8036

WEISSLAW LLP

Joseph H. Weiss (Admitted Pro Hac Vice)

jweiss@weisslawllp.com

David C. Katz

dkatz@weisslawllp.com

Joshua M. Rubin (Admitted Pro Hac Vice)

jrubin@weisslawllp.com

1500 Broadway, 16th Floor

New York, New York 10036

Telephone: (212) 682-3025

Facsimile: (212) 682-3010

Attorneys for Lead Plaintiff Sridhar Manthangodu

SACKS, RICKETTS & CASE LLP

Cynthia A. Ricketts, SBN 012668

cricketts@srclaw.com

2800 North Central Avenue, Suite 1230

Phoenix, AZ 85004

Telephone: (602) 385-3370

Facsimile: (602) 385-3371

WILSON SONSINI GOODRICH & ROSATI

Professional Corporation

Boris Feldman (Admitted Pro Hac Vice)

boris.feldman@wsgr.com

Elizabeth C. Peterson (Admitted Pro Hac Vice)

epeterson@wsgr.com

650 Page Mill Road

Palo Alto, CA 94304-1050

Telephone: (650) 493-9300

Facsimile: (650) 493-6811

Attorneys for Defendants Todd Davis, Gary Briggs, Clarissa Cerda, David Cowan, Roy A. Guthrie, Srinivasan Krishnan, Albert A. Pimentel, Chris Power, Thomas Ridge, Hilary Schneider, Jaynie Miller Studenmund, and Nominal Defendant LifeLock, Inc.

IN THE SUPERIOR COURT OF THE STATE OF ARIZONA

IN AND FOR THE COUNTY OF MARICOPA

IN RE: LIFELOCK, INC. DERIVATIVE LITIGATION	Case No. CV2015-054087 (Consol. with CV2016-000595, CV2016-000820, CV2016-050225, & CV2016-003907) NOTICE OF PROPOSED STOCKHOLDER DERIVATIVE SETTLEMENT EXHIBIT A-1

NOTICE OF PROPOSED STOCKHOLDER DERIVATIVE SETTLEMENT CASE NO.: CV2015-054087

TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF LIFELOCK, INC. (“LIFELOCK” OR THE “COMPANY”) COMMON STOCK AS OF JUNE 30, 2016 (THE “RECORD DATE”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED DERIVATIVE ACTION (THE “ACTION” OR THE “MANTHANGODU ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD LIFELOCK COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

PLEASE NOTE THAT THE ACTION IS A DERIVATIVE ACTION BROUGHT BY STOCKHOLDERS OF THE COMPANY FOR THE BENEFIT OF THE COMPANY, AND THERE IS NO CLAIM FORM BECAUSE NO INDIVIDUAL HAS A RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THE DERIVATIVE ACTION.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation. This Notice is provided by Order of the Superior Court of the State of Arizona for Maricopa County (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses

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asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement and your rights related thereto. Capitalized terms not otherwise defined shall have the definitions set forth in a written Stipulation of Settlement, dated June 30, 2016 (“Stipulation”). The text of the Stipulation is included with a Form 8-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 5, 2016, and July 15, 2016, and can be viewed at and/or downloaded at the “SEC Filings” link on the “Investors” page of http://www.lifelock.com, at: http://investor.lifelock.com/phoenix.zhtml?c=234808&p=irol-sec.

I.	WHY THE COURT HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the action styled Manthangodu v. Davis, et al., Case No. CV2015-054087, filed in the Court on September 23, 2015. Lead Plaintiff Sridhar Manthangodu, on behalf of himself and derivatively on behalf of LifeLock, Inc. (“LifeLock” or the “Company”); defendants Todd Davis, Gary Briggs, David Cowan, Roy A. Guthrie, Albert A. Pimentel, and Thomas Ridge (together, the “Individual Defendants” or “Settling Defendants”); and Nominal Defendant LifeLock (together with Lead Plaintiff and the Settling Defendants, the “Settling Parties”), have agreed upon terms to settle the above-referenced litigation and have signed the Stipulation setting forth those settlement terms.

On August 30, 2016 at 8:30 a.m., a hearing (the “Settlement Hearing”) will be held before the Court, at East Court Building, 101 West Jefferson, Phoenix, Arizona 85003, to determine: (i) whether the terms of the Settlement are fair, reasonable, and adequate, including the separately negotiated amount for Lead Counsel’s and Liaison Counsel’s attorneys’ fees and expenses, and should be finally approved; (ii) whether a final judgment should be entered and the Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	THE LIFELOCK DERIVATIVE LITIGATION

A.	Overview of the Action and Procedural History

1.	Lead Plaintiff’s Action

On September 23, 2015, Lead Plaintiff filed the first in a series of several substantively similar stockholder derivative actions. Lead Plaintiff’s action captioned, Manthangodu v. Davis,

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et al., Case No. CV2015-054087, was filed in the Superior Court of Arizona for Maricopa County (the “Arizona Superior Court” or the “Court”) against the Individual Defendants and the Company as nominal defendant. Lead Plaintiff alleges that the Individual Defendants breached their fiduciary duties to LifeLock and its stockholders by failing to ensure the Company’s compliance, post-2010, with certain FTC regulations. Lead Plaintiff further alleges that LifeLock and its stockholders suffered damages as a result of the Individual Defendants’ fiduciary duty breaches because LifeLock faces liability for, and is being forced to expend fees to defend itself in connection with: (i) a whistleblower complaint filed by Michael D. Peters, who served as LifeLock’s Chief Information Security Officer in July 2013; (ii) alleged post-2010 FTC violations, including those alleged in the FTC’s motion against LifeLock filed on July 21, 2015 (the “FTC Contempt Motion”); and (iii) a securities class action complaint filed by purported LifeLock stockholder Miguel Avila on July 22, 2015, on behalf of a putative class of LifeLock stockholders who purchased LifeLock stock from June 30, 2014 through July 21, 2015 (the “2015 Securities Class Action”), alleging violations of the federal securities laws by LifeLock, former Chief Executive Officer (“CEO”) Todd Davis, and LifeLock’s Chief Financial Officer (“CFO”), Chris Power. The Manthangodu Action also brings a claim against the Individual Defendants for indemnification.

The Settling Defendants deny each and every one of the claims and contentions alleged by Lead Plaintiff.

2.	The Other Stockholder Derivative Actions

Following the filing of the Manthangodu Action, additional substantively similar purported stockholder derivative actions were filed in the Delaware Court of Chancery (the “Delaware Court”), the United States District Court for the District of Arizona (the “Arizona District Court”), and the Arizona Superior Court. These actions are described below.

On October 28, 2015, LifeLock stockholder, Larissa Gassel, filed a purported shareholder derivative action captioned, Gassel v. Davis et al., Case No. 2:15-cv-02173 (D. Ariz.), in the Arizona District Court against Todd Davis, Chris Power, Gary S. Briggs, Albert “Rocky” Pimentel, Jaynie Miller Studenmund, Roy A. Guthrie, and David Cowan as individual defendants

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and the Company as nominal defendant (the “Gassel Action”). The Gassel Action alleges that the named individual defendants breached their fiduciary duties to LifeLock and its stockholders by misrepresenting the Company’s information security controls and compliance, post-2010, with certain FTC regulations. The Gassel Action further claims that LifeLock and its stockholders suffered damages as a result of those alleged breaches of fiduciary duties because LifeLock faces liability for and is being forced to expend fees to defend itself in connection with the alleged post-2010 violations and the allegations in the 2015 Securities Class Action. The Gassel Action also brings claims against the named individual defendants for abuse of control, gross mismanagement, and unjust enrichment. On January 8, 2016, the individual defendants named in the Gassel Action and LifeLock moved to stay proceedings in the Gassel Action in favor of the Manthangodu Action. That motion remains pending.

On November 19, 2015, LifeLock stockholder, Shiva Stein, filed a purported stockholder derivative action captioned, Stein v. Davis et al., C.A. No. 11726-VCL, in the Delaware Court against Richard Todd Davis, Donald M. Beck, Gary Briggs, Clarissa Cerda, David Cowan, Marvin Davis, James T. Greener, Roy A. Guthrie, Robert Krakauer, Srinivasan Krishnan, Ignacio Martinez, Robert J. Maynard, Jr., Hillel Moerman, Albert “Rocky” Pimentel, Chris Power, Prakash Ramamurthy, George Reyes, Thomas J. Ridge, Nicholas W. Robbins, Schwark Satyavolu, Hilary Schneider, Ty Shay, Jaynie Miller Studenmund, Tammy Valdez, and Gene Yoon as individual defendants and the Company as nominal defendant (the “Stein Action”). The Stein Action alleges that that the named individual defendants violated their fiduciary duties to LifeLock stockholders by failing to prevent LifeLock’s allegedly wrongful sales and marketing practices and approving and/or consciously disregarding LifeLock’s business plan and by permitting allegedly illegal promotion practices giving rise to the post-2010 alleged FTC regulatory violations. The Stein Action further alleges that the named individual defendants’ breaches of their fiduciary duties has caused the Company significant monetary liability and also damaged its corporate image and goodwill and seeks unspecified monetary damages and disgorgement.

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On November 25, 2015, LifeLock stockholder, the John L. Munson Revocable Family Trust, filed a purported stockholder derivative action captioned, Munson v. Davis et al., C.A. No. 11750-VCL, in the Delaware Court against the same individual defendants as those named in the Stein Action and the Company as nominal defendant (the “Munson Action”). The Munson Action makes the same allegations and seeks the same relief as in the Stein Action. On March 18, 2016, the plaintiffs in the Stein Action and the Munson Action voluntarily dismissed their actions. On March 23, 2016, the plaintiffs in the Stein Action and the Munson Action jointly filed a purported stockholder derivative complaint captioned, Stein and Munson v. Davis et al., Case No. CV2016-003907, in the Arizona Superior Court against Richard Todd Davis, Gary Briggs, David Cowan, Roy A. Guthrie, Albert “Rocky” Pimentel, and Thomas J. Ridge as individual defendants and the Company as nominal defendant (the “new Stein and Munson Action”). The new Stein and Munson Action makes the same allegations and seeks the same relief as in the original Stein Action and the Munson Action, but drops several of the previously named individual defendants.

On January 22, 2016, LifeLock stockholder, the City of Pontiac General Employees’ Retirement System, filed a purported stockholder derivative action captioned, City of Pontiac v. Guthrie et al., Case No. CV2016-000820, in the Arizona Superior Court against Roy A. Guthrie, Gary S. Briggs, David A. Cowan, Srinivasan Krishnan, Albert A. Pimentel, Thomas J. Ridge, Todd Davis, and Chris G. Power as individual defendants and the Company as nominal defendant (the “City of Pontiac Action”). The City of Pontiac Action alleges that the previously named individual defendants breached their fiduciary duties by failing to ensure LifeLock’s compliance, post-2010, with certain FTC regulations and that their alleged oversight failure caused LifeLock to issue false and misleading statements about the Company’s business and operations in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). The City of Pontiac Action also brings claims for corporate waste and unjust enrichment.

On January 26, 2016, LifeLock stockholder, Liang Jiawei, filed a purported stockholder derivative action captioned, Jiawei v. Davis et al., Case No. CV2016-000595, in the Arizona Superior Court against Todd Davis, Gary S. Briggs, Albert A. “Rocky” Pimentel, Jaynie Miller Studenmund, Roy A Guthrie, Thomas J. Ridge, and David Cowan as individual defendants and

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the Company as nominal defendant (the “Jiawei Action”). The Jiawei Action similarly alleges that the named individual defendants breached their fiduciary duties by failing to ensure LifeLock’s compliance, post-2010, with certain FTC regulations. The Jiawei Action also brings claims for unjust enrichment, gross mismanagement, and abuse of control.

On February 1, 2016, LifeLock stockholder, Russell Sprouse, filed a purported stockholder derivative action captioned, Sprouse v. Davis et al., Case No. CV2016-050225, in the Arizona Superior Court against Todd Davis, Gary S. Briggs, Clarissa Cerda, David Cowan, Roy Guthrie, Chini Krishnan, Albert Pimentel, Christopher Power, Thomas J. Ridge, and Hilary Schneider as individual defendants and the Company as nominal defendant (the “Sprouse Action”). Like the other shareholder derivative actions, the Sprouse Action alleges that the named individual defendants breached their fiduciary duties by failing to ensure LifeLock’s compliance, post-2010, with certain FTC regulations. The Sprouse Action also brings claims for unjust enrichment against certain of the individual defendants.

The Settling Defendants as well as all other defendants named in the additional shareholder derivative actions described above deny each and every one of the claims and contentions alleged by plaintiffs therein.

3.	Consolidation of the Shareholder Derivative Actions in the Arizona Superior Court

On December 24, 2015, the Arizona Superior Court entered an Order Appointing Lead Plaintiff and Lead Counsel and Setting Deadlines for Motion to Dismiss. The Court’s Order appointed plaintiff Manthangodu as Lead Plaintiff and the law firms of WeissLaw LLP and Schneider Wallace Cottrell Konnecky Wotkyns LLP as Lead Counsel and Liaison Counsel, respectively. The Order further provided that “[u]pon the filing of or transfer to the [Arizona Superior Court] of any other derivative action arising out of the same or substantially the same transactions or events, and the same or substantially the same defendants, the parties to this case shall promptly move to consolidate the new action with this action pursuant to Rule 42(a) of the Arizona Rules of Civil Procedure and Maricopa County Local Rule 3.1(c)(2).”

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On February 12, 2016, the Court entered a Case Consolidation Order in which it consolidated the Sprouse Action with the first-filed Manthangodu Action.

On February 24, 2016, the Court entered an Order Consolidating Actions in which it consolidated the City of Pontiac Action and the Jiawei Action with the first-filed Manthangodu Action and the previously filed Sprouse Action. The consolidated action is captioned In re: LifeLock, Inc. Derivative Litigation, Case No. CV2015-054087.

On April 7, 2016, the Court entered an Order consolidating the new Stein and Munson Action with the previously consolidated Manthangodu Action, Sprouse Action, Jiawei Action, and City of Pontiac Action.

B.	The Mediation

As the Settling Parties have informed the Court at various status conferences, including on November 17, 2015, December 16, 2015, February 10, 2016, March 18, 2016, and April 7, 2016, the Settling Parties have actively engaged in continued arm’s-length negotiations aimed at potential resolution of the Manthangodu Action, including at mediation proceedings before the Honorable Stanley G. Feldman, former Chief Justice of the Arizona Supreme Court. In connection with that mediation, Lead Counsel have interviewed LifeLock’s Chief Risk Officer, its Chief Information Security Officer, and counsel who represented LifeLock in the 2015-2016 litigation with the FTC. Lead Counsel also have consulted with Robert Anderson, the former Executive Assistant Director of the Criminal, Cyber, Response, and Services Branch of the Federal Bureau of Investigation, and other professionals at Navigant Consulting Inc., a leading expert on corporate governance and internal control reforms. The Settling Defendants produced more than 120,000 pages of documents to Lead and Liaison Counsel. In addition, the Settling Parties submitted extensive mediation statements and supplemental mediation statements to the mediator and met for four mediation sessions before Justice Feldman, on February 9, 2016, March 17, 2016, April 6, 2016, in Tucson, Arizona, and May 26, 2016 in Phoenix, Arizona. As a result of the mediation and these arm’s-length settlement negotiations, in which Lead Counsel had the advice of their expert, Navigant Consulting, Inc., the Settling Parties reached an agreement that,

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subject to approval of the Court, resolves the Manthangodu Action and the Released Claims as further described herein.

C.	The LifeLock Board of Directors’ Approval of the Settlement

The outside members of LifeLock’s Board of Directors (i.e., all directors except Mr. Todd Davis and Ms. Hilary Schneider), in exercising their business judgment, after consultation with their own independent counsel, unanimously approved the Settlement and each of its terms, as set forth in the Stipulation, as in the best interests of LifeLock and its stockholders.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is included in the Form 8-K filed with the SEC on July 5, 2016 and July 15, 2016, available at the “SEC Filings” link on the “Investors” page of http://www.LifeLock.com, at: http://investor.lifelock.com/phoenix.zhtml?c=234808&p=irol-sec.

In connection with the settlement of the Action, the LifeLock Board of Directors has approved and/or continued certain corporate governance measures, internal controls measures, and funding commitments. To the extent such measures and commitments have not already been implemented, LifeLock shall implement the corporate governance measures, internal controls measures, and funding requirements specified herein within one year following final judicial approval of the proposed settlement by the Court. LifeLock acknowledges and agrees that the corporate governance reforms, internal controls programs, and funding commitments set forth below confer substantial benefits upon LifeLock and its shareholders including, with regard to those measures that LifeLock has already implemented, that such measures will remain in effect for three (3) years under the terms of the Settlement. LifeLock acknowledges that the commencement and prosecution of the Action and negotiations of the Settlement with Lead Counsel were an important factor in facilitating the Company’s significant efforts to continue to implement, reinforce, and enhance its corporate governance measures and internal controls

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programs. Except as otherwise specified, the corporate governance reforms and internal controls programs described below shall remain in effect for three (3) years from the date of adoption.

The Settling Parties have agreed that in the event LifeLock determines that any of the below corporate governance reforms, internal controls programs, and funding commitments conflict with LifeLock’s obligations and requirements under the 2016 Amended FTC Order, LifeLock’s obligations and requirements under the 2016 Amended FTC Order shall govern. The Settling Parties further have agreed that LifeLock as a company—and not the individual employees, officers, and directors that make up LifeLock—is solely responsible for implementing the below corporate governance reforms, internal controls programs, and funding commitments.

LifeLock’s Information Security Program

1. LifeLock engaged a third-party security consultant who has reviewed its Information Security Program (“ISP”) and conducted a baseline assessment of the current components of LifeLock’s ISP. This baseline assessment measures LifeLock’s ISP in order to identify potential improvements to LifeLock’s ISP.

2. LifeLock has had a comprehensive evaluation of its external security practices assessed by the Online Trust Alliance, including its consumer protection, site security, and privacy practices.

3. LifeLock has reinforced its policies to protect against theft or abuse of credentials provided to all LifeLock employees, including its ISP system administrators. These policies include, but are not limited to, automated processes that require all employees to change their passwords once every 90 days, and policies that ensure the strength of all employee passwords.

4. LifeLock shall periodically review and revise as needed the job function guidelines applicable to executives with responsibility for the ISP to clarify their roles and responsibilities in the event of a security breach.

Documentation of Information Security Program

5. LifeLock will continue to maintain and enhance a comprehensive written documentation of its ISP.

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6. LifeLock will continue to review periodically the documentation of its ISP and update and enhance it as may be necessary from time to time and in accordance with industry standards.

Assessment of Vulnerabilities and Implementation of Patches

7. LifeLock shall assess the status of its ISP and vulnerabilities regularly and ensure that vulnerabilities are addressed as soon as reasonably practicable in a manner consistent with industry practice.

8. The assessments referenced in paragraph 7 above shall also include an assessment of LifeLock’s internal policies and processes related to cyber security.

9. LifeLock’s senior management shall report to the Board of Directors or a designated committee thereof at least annually on the results of the assessments referenced in paragraph 7.

10. LifeLock shall perform penetration and vulnerability testing and shall present an overview of the testing results on at least an annual basis to the Audit Committee.

Budget for Information Security Program

11. In order to provide appropriate funding for LifeLock’s ISP, LifeLock has budgeted and shall commit to spend at least $4 million on its information security activities in 2016 and shall budget and commit at least $4 million on its information security activities in 2017, unless the Board of Directors determines that such expenditures are not required.

Metrics for Measuring LifeLock’s Information Security Program

12. The Chief Information Security Officer (“CISO”) or other person designated by LifeLock’s Board of Directors shall develop appropriate metrics for assessing the Company’s ISP.

13. The CISO or other person designated by LifeLock’s Board of Directors shall periodically review those metrics with the Board of Directors or a designated committee thereof.

LifeLock’s Biennial Assessments of its Information Security Program

14. LifeLock shall proceed with its efforts to engage a new third-party auditor to conduct the biennial assessments of LifeLock’s ISP required by the 2016 Amended FTC Order.

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15. The Audit Committee, together with the Chief Risk Officer (“CRO”), the CISO, and the General Counsel, shall have the authority to oversee the work of this third-party auditor.

LifeLock’s Compliance with the FTC Orders

16. As part of its corporate Compliance Program, LifeLock shall adopt and implement a plan to enhance its monitoring of compliance with the 2016 Amended FTC Order.

17. LifeLock’s General Counsel, in consultation with the Company’s CRO and CISO, and/or another person designated by the Board or Audit Committee shall provide assessments of the Company’s compliance with the 2016 Amended FTC Order to the Board of Directors or a designated committee thereof at least annually.

18. LifeLock’s Audit Committee or the Chair of the Audit Committee shall hold periodic meetings with the Chief Executive Officer, the General Counsel, and other relevant officers regarding compliance with the 2016 Amended FTC Order.

Review and Approval of the Chief Risk Officer’s and Chief Information Security Officer’s Compliance and Enterprise Risk Management Programs

19. LifeLock’s General Counsel, directly or through an outside counsel, shall engage a qualified third party consultant who will review the Enterprise Risk Management Program, the roadmaps and associated milestones of LifeLock’s ISP, and the LifeLock Compliance Program proposed by LifeLock’s CRO and CISO.

20. The Enterprise Risk Management Program, the roadmaps and associated milestones of LifeLock’s ISP, and the Compliance Program proposed by LifeLock’s CRO and CISO shall be presented to LifeLock’s Board of Directors or designated committee thereof.

21. LifeLock’s General Counsel, CRO, CISO, or other relevant management personnel shall present regular periodic progress updates and recommendations for any continuous improvements to LifeLock’s Board of Directors or designated committee thereof on LifeLock’s Enterprise Risk Management Program, the roadmaps and associated milestones of LifeLock’s ISP, and LifeLock’s Compliance Program.

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22. LifeLock’s General Counsel, CRO, and CISO shall continue to have regular access to the Audit Committee to seek input on the Enterprise Risk Management Program, the roadmaps and associated milestones of LifeLock’s ISP, and LifeLock’s Compliance Program.

Whistleblower and Hotline Reports

23. LifeLock’s General Counsel or Legal Department shall continue to review all whistleblower reports or reports made to LifeLock’s Ethics Hotline on the topics listed below and may route those reports to other LifeLock departments as appropriate. Following reasonable review, due diligence, and fact-gathering by LifeLock’s General Counsel or members of LifeLock’ s Legal Department, whistleblower reports or reports made to LifeLock’s Ethics Hotline on the below topics will be presented by the General Counsel to the Audit Committee:

•	Allegations of violations by LifeLock or its employees of the marketing, ISP, biennial assessment, compliance monitoring, and recordkeeping requirements of the 2016 Amended FTC Order;

•	Allegations of improprieties by LifeLock or its employees in accounting, auditing, financial record keeping, or internal accounting controls;

•	Any alleged or potential bribery, improper payment, or other violation of federal or state criminal statutes by any LifeLock employee or LifeLock business partner if the alleged or potential conduct occurred in connection with LifeLock business;

•	Any alleged or potential significant violation of law or any provision of LifeLock’s Employee Code of Business Conduct and Ethics by any executive officer of LifeLock if the alleged or potential conduct occurred in connection with LifeLock business and could reasonably be expected to have a material adverse impact on LifeLock’s financial or business operations; or

•	Any alleged or potential significant legal or regulatory violation by LifeLock, its employees, or its business partners if the potential or alleged conduct occurred in connection with LifeLock business and could have a material adverse impact on LifeLock’s financials or business operations.

24. Allegations of misdemeanor theft, or misdemeanor trespass, or other similar conduct committed by non-executive employees that do not materially impact LifeLock’s financials or business operations will be appropriately addressed by LifeLock’s Legal Department and/or Human Resources Department, but need not be presented to the Audit Committee unless the General Counsel, in her discretion, determines such report should be made.

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LifeLock’s Marketing Practices

25. LifeLock shall continue to invest resources to manage and enhance its marketing practices, including periodic trainings of LifeLock employees who have responsibility for LifeLock’s marketing practices and review of LifeLock’s compliance with the 2016 Amended FTC Order and applicable industry standards.

26. LifeLock’s General Counsel or another person designated by the General Counsel shall present the results of the review of compliance with the 2016 Amended FTC Order and applicable industry standards to the Board of Directors or a designated committee thereof.

27. LifeLock shall engage a former senior level FTC employee to review LifeLock’s current marketing practices and suggest revisions, if any, to LifeLock’s marketing practices and compliance with the marketing requirements of the 2016 Amended FTC Order.

Executive Compensation

28. Following the end of LifeLock’s fiscal 2015, LifeLock’s CEO, President, and CFO communicated to LifeLock’s Board of Directors and Compensation Committee that they would voluntarily forego a substantial portion of their fiscal 2015 bonuses based on the events that occurred during fiscal 2015. The bonuses paid to the CEO, President, and CFO were then further evaluated by the Compensation Committee and were approved by the Board (at the Compensation Committee’s recommendation after close consultation with executive management) at 25.5% of each executive’s target bonus opportunities.

29. LifeLock shall consider the performance of the ISP as a factor in the evaluation of performance bonuses for LifeLock’s senior executives whose job function impacts the ISP, as determined by LifeLock’s CEO, and shall assign appropriate weight to the performance of the ISP (against standards and goals set by the Company for the ISP) for such senior executives’ evaluations.

30. LifeLock has adopted an incentive compensation clawback policy applicable to LifeLock’s executive officers.

31. LifeLock has adopted a stock ownership guidelines policy applicable to LifeLock’s Board of Directors and executive officers.

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Continuing Education for Board of Directors

32. Members of LifeLock’s Board of Directors shall attend an established continuing education program for directors designated by the Board of Directors at least once every three years.

Continued Privacy Training and Certification

33. LifeLock shall designate at least one member of LifeLock’s Legal Department or other personnel who shall obtain appropriate privacy certification from the International Association of Privacy Professionals or another similar organization, such as Stanford’s Software Security Foundation or Stanford’s Advanced Security Certification programs. Upon departure of such certified individual from the Company, LifeLock shall take reasonable steps to certify another member of the Legal Department or other appropriate employee in a timely manner.

34. LifeLock shall implement and provide additional appropriate security training courses for its personnel involved in LifeLock’s ISP.

LifeLock’s Litigation Against its Directors and Officers Liability Insurance Carriers

35. LifeLock shall continue to pursue its coverage case against American Insurance Company and others with reasonable diligence to a final conclusion or reasonable settlement. Lead Counsel shall, at the request of and upon reasonable notice from LifeLock, make themselves available to assist in litigating the case and shall do so in the manner specified by LifeLock or its counsel.

IV.	LEAD COUNSEL’S SEPARATELY NEGOTIATED ATTORNEYS’ FEES AND EXPENSES

After negotiating and agreeing upon the principal terms of the Settlement, Lead Counsel and LifeLock, acting by and through its counsel, with the assistance of the mediator, Justice Feldman, separately negotiated the attorneys’ fees and expenses the Company would pay to Lead Counsel. In light of the substantial and material benefits conferred by Lead Counsel’s efforts, LifeLock, acting by and through its Board of Directors, has agreed to pay $6 million, subject to Court approval (the “Fee and Expense Amount”).

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The Fee and Expense Amount includes fees and expenses incurred by Lead Counsel in connection with the prosecution and settlement of the Action. To date, Lead Counsel has not received any payments for their efforts on behalf of LifeLock stockholders. The Fee and Expense Amount will compensate Lead Counsel for the results achieved in the litigation.

V.	REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Action and all of the disputes related thereto is fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation and Lead Counsel believe that the Settlement is in the best interests of the Settling Parties, LifeLock and its stockholders.

A.	Why Did Lead Plaintiff Agree to Settle?

Lead Plaintiff and Lead Counsel believe that the claims asserted in the Manthangodu Action have merit. Lead Plaintiff and Lead Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the action against the Settling Defendants through motion practice, trial, and potential appeals. Lead Plaintiff and Lead Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Manthangodu Action, as well as the difficulties and delays inherent in such litigation. Lead Plaintiff and Lead Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Action. Based on their evaluation, Lead Plaintiff and Lead Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of LifeLock and its stockholders.

B.	Why Did the Settling Defendants Agree to Settle?

The Settling Defendants have denied and continue to deny each and every one of the claims and contentions alleged by Lead Plaintiff in the Action. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them, or any of them, or any other current or former LifeLock directors or officers, arising out of, based upon, or related to any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Manthangodu Action. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they or any other current or former

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LifeLock directors or officers breached their fiduciary duties or any other duty owed to LifeLock or its stockholders, or that Lead Plaintiff, LifeLock, or LifeLock’s stockholders suffered any damage or were harmed as a result of any conduct alleged in the Manthangodu Action or otherwise. The Settling Defendants have further asserted and continue to assert that at all relevant times, they and all other current or former LifeLock directors or officers acted in good faith and in a manner they reasonably believed to be in the best interests of LifeLock and its stockholders.

Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, dedication of resources, and attention required to continue to litigate this matter, the distraction to the business associated with this litigation, and the risks inherent in any litigation, especially in complex cases like the Manthangodu Action. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Action, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms set forth in the Stipulation, the Stipulation, including all of the commitments and undertakings agreed to by the Settling Defendants, and all attached Exhibits to the Stipulation, shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.

VI.	SETTLEMENT HEARING

On August 30, 2016, at 8:30 a.m., the Court will hold the Settlement Hearing at East Court Building, 101 West Jefferson, Phoenix, Arizona 85003. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the separately negotiated Fee and Expense Amount should be approved and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

Pending determination of whether the Settlement should be approved, no LifeLock stockholder, either directly, representatively, derivatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency, or other tribunal asserting any of the Released Claims.

VII.	RIGHT TO ATTEND SETTLEMENT HEARING

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LifeLock stockholders as of June 30, 2016 (the Record Date), may, but are not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. LifeLock stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.

A.	Right to Object to the Proposed Derivative Settlement and Procedures for Doing So

Any LifeLock stockholder who held stock as of June 30, 2016 may appear and show cause, if he, she, or it has any reason why the Settlement of the Actions should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why separately negotiated attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

B.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number;

2. Proof of being a LifeLock stockholder as of the Record Date;

3. The date(s) you acquired your LifeLock shares;

4. A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

5. Notice of whether you or your counsel intend to appear at the Settlement Hearing (appearance is not required if you have lodged your objection with the Court); and

6. Copies of any papers you or your counsel intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

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The Court may not consider any objection that does not substantially comply with these requirements.

C.	You Must Timely Deliver Written Objections to the Court and Counsel for Plaintiffs, Defendants and LifeLock

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN AUGUST 16, 2016. The Court Clerk’s address is:

Clerk of the Superior Court for Maricopa County

201 West Jefferson

Phoenix, AZ 85003

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO LEAD COUNSEL AND LIAISON COUNSEL AND TO COUNSEL FOR DEFENDANTS AND LIFELOCK SO THEY ARE RECEIVED NO LATER THAN AUGUST 16, 2016. Counsel’s addresses are:

Lead Counsel for Lead Plaintiff:

Joseph H. Weiss

David C. Katz

Joshua M. Rubin

WeissLaw LLP

1500 Broadway, 16th Floor

New York, NY 10036

Liaison Counsel for Lead Plaintiff:

Michael C. McKay

Schneider Wallace Cottell Konecky Wotkyns LLP

8501 North Scottsdale Road, Suite 270

Scottsdale, AZ 85253

Counsel for Defendants Todd Davis, Gary Briggs, Clarissa Cerda, David Cowan, Roy A. Guthrie, Srinivasan Krishnan, Albert A. Pimentel, Chris Power, Thomas Ridge, Hilary Schneider, Jaynie Miller Studenmund, and Nominal Defendant LifeLock, Inc.:

Boris Feldman

Elizabeth C. Peterson

WILSON SONSINI GOODRICH &

      ROSATI, P.C.

650 Page Mill Road

Palo Alto, CA 94304

Cynthia A. Ricketts, SBN 012668

SACKS, RICKETTS & CASE LLP

2800 North Central Avenue, Suite 1230

Phoenix, AZ 85004

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Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Lead Counsel for Lead Plaintiff, Liaison Counsel for Lead Plaintiff, the Defendants, and LifeLock.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation and waived any right to otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and shall be bound by the releases given and the Judgment to be entered by the Court.

VIII.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Settlement contained in the Stipulation.

You may inspect the Stipulation and other papers in the Action at the Court Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at 201 West Jefferson, Phoenix, AZ 85003. You or your counsel must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at the “SEC Filings” link on the “Investors” page of http://www.LifeLock.com, at the address: http://investor.lifelock.com/phoenix.zhtml?c=234808&p=irol-sec.

If you have any questions about matters in this Notice you may contact: Joseph H. Weiss, David C. Katz, and Joshua M. Rubin, WeissLaw LLP, 1500 Broadway, 16th Floor, New York, NY 10036, telephone: (212) 682-3025, email: jweiss@weisslawllp.com.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED July 8, 2016	BY ORDER OF THE SUPERIOR COURT OF THE STATE OF ARIZONA

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